UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 11, 2011


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       333-146627              26-0582528
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

         392 W. Mill Street,
          New Braunfels, TX                                       78130
(Address of principal executive offices)                        (Zip Code)

                                 (830) 608-0300
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2005, Esconde Resources LP ("Esconde"), predecessor-in-interest to Baron Energy, Inc. (the "Company," "we," "us," "our"), executed a promissory note (the "Lavaca Note") payable to Lavaca Energy LLC ("Lavaca") in the amount of $7,500. On March 11, 2011, the Company and Lavaca executed a debt settlement letter (the "Lavaca Agreement") pursuant to which Lavaca will settle all outstanding principal and accrued interest on the Lavaca Note for restricted common shares of the Company. Upon execution of the Lavaca Agreement, we issued Lavaca 59,615 restricted common shares of our stock (the "Lavaca Shares").

The foregoing is not a complete description of all the terms of the Lavaca Agreement. For a complete description of all the terms of the Lavaca Agreement we refer you to the full text of the Lavaca Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K

On December 20, 2005, Esconde executed a promissory note (the "PWH Note") payable to PWH Resources LP ("PWH") in the amount of $7,500. On April 13, 2009, PWH loaned the Company an additional $11,512 (the "PWH Loan"). On March 11, 2011, the Company and PWH executed a debt settlement letter (the "PWH Agreement") pursuant to which PWH will settle all outstanding principal and accrued interest on the PWH Note and the PWH Loan for restricted common shares of the Company. Upon execution of the PWH Agreement, we issued PWH 232,288 restricted common shares of our stock (the "PWH Shares").

The foregoing is not a complete description of all the terms of the PWH Agreement. For a complete description of all the terms of the PWH Agreement we refer you to the full text of the PWH Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K.

On December 20, 2005, Esconde executed a promissory note (the "SJM Note") payable to SJM Family L.P. ("SJM") in the amount of $5,000. On March 11, 2011, the Company and SJM executed a debt settlement letter (the "SJM Agreement") pursuant to which SJM will settle all outstanding principal and accrued interest on the SJM Note for restricted common shares of the Company. Upon execution of the SJM Agreement, we issued SJM 45,215 restricted common shares of our stock (the "SJM Shares").

The foregoing is not a complete description of all the terms of the SJM Agreement. For a complete description of all the terms of the SJM Agreement we refer you to the full text of the SJM Agreement, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K.

On December 20, 2005, Esconde executed a promissory note (the "Pierce-Hamilton Note") payable to Pierce-Hamilton Energy Partners LP ("Pierce-Hamilton") in the amount of $5,000. Between July 16, 2007 and October 20, 2009, Pierce-Hamilton loaned the Company an additional $52,086 (the "Pierce-Hamilton Loan"). On March 11, 2011, the Company and Pierce-Hamilton executed a debt settlement letter (the "Pierce-Hamilton Agreement") pursuant to which Pierce-Hamilton will settle all outstanding principal and accrued interest on the Pierce-Hamilton Note and the Pierce-Hamilton Loan for restricted common shares of the Company. Upon execution of the Pierce-Hamilton Agreement, we issued Piece-Hamilton 789,303 restricted common shares of our stock (the "Pierce-Hamilton Shares").

The foregoing is not a complete description of all the terms of the Pierce-Hamilton Agreement. For a complete description of all the terms of the Pierce-Hamilton Agreement we refer you to the full text of the Pierce-Hamilton Agreement, a copy of which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Lavaca Shares, PWH Shares, SJM Shares, and Pierce-Hamilton Shares was not registered under the Securities Act of 1933, as amended (the "Securities Act"), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an "accredited investor" within the meaning of

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
Rule 501 of Regulation D. The recipient of our securities took them for investment purposes without a view to distribution. Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.                           Description
-----------                           -----------
  10.1 Debt settlement letter between Baron Energy, Inc. and Lavaca Energy LLC dated February 28, 2011, and entered into on March 11, 2011.

  10.2 Debt settlement letter between Baron Energy, Inc. and PWH Resources LP dated February 28, 2011, and entered into on March 11, 2011.

  10.3 Debt settlement letter between Baron Energy, Inc. and SJM Family L.P. dated February 28, 2011, and entered into on March 11, 2011.

  10.4 Debt settlement letter between Baron Energy, Inc. and Pierce-Hamilton Energy Partners LP dated February 28, 2011 and entered into on March 11, 2011.

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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: March 16, 2011                By: /s/ Ronnie L. Steinocher
                                        ----------------------------------------
                                    Name: Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------
  10.1 Debt settlement letter between Baron Energy, Inc. and Lavaca Energy LLC dated February 28, 2011, and entered into on March 11, 2011.

  10.2 Debt settlement letter between Baron Energy, Inc. and PWH Resources LP dated February 28, 2011, and entered into on March 11, 2011.

  10.3 Debt settlement letter between Baron Energy, Inc. and SJM Family L.P. dated February 28, 2011, and entered into on March 11, 2011.

  10.4 Debt settlement letter between Baron Energy, Inc. and Pierce-Hamilton Energy Partners LP dated February 28, 2011 and entered into on March 11, 2011.